S000005560 [Member] Investment Strategy - Nuveen Nebraska Municipal Bond Fund	May 31, 2025
Prospectus [Line Items]
Strategy [Heading]	Principal Investment Strategies
Strategy Narrative [Text Block]
Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in municipal bonds that pay interest that is exempt from regular federal and Nebraska personal income tax. Regular federal personal income tax is different from, and does not include, the federal alternative minimum tax. These municipal bonds include obligations issued by the State of Nebraska and its subdivisions, authorities, instrumentalities and corporations, as well as obligations issued by U.S. territories (such as Puerto Rico, the U.S. Virgin Islands and Guam) or other U.S. states that pay interest that is exempt from regular federal and Nebraska personal income tax. The Fund may invest without limit in securities that generate income subject to the alternative minimum tax on individuals, therefore, the Fund may not be suitable for investors subject to the federal alternative minimum tax on individuals. The Fund normally may invest up to 20% of its net assets in taxable obligations, which include municipal bonds that are exempt from regular federal income tax, but not from Nebraska personal income tax if, in the judgment of the Fund’s sub-adviser, such purchases are expected to enhance the Fund's after-tax total return potential. The Fund will attempt to maintain the weighted average maturity of its portfolio securities at ten to twenty-five years under normal market conditions.
Under normal market conditions, the Fund invests at least 80% of its net assets in investment grade municipal bonds rated BBB/Baa or higher at the time of purchase by at least one independent rating agency or, if unrated, judged by the Fund’s sub-adviser to be of comparable quality. The Fund may invest up to 20% of its net assets in below investment grade municipal bonds, commonly referred to as “high yield” or “junk” bonds.
The Fund may invest in all types of municipal bonds, including general obligation bonds, revenue bonds and participation interests in municipal leases. The Fund may invest in zero coupon bonds, which are issued at substantial discounts from their value at maturity and pay no cash income to their holders until they mature.
The Fund may invest up to 15% of its net assets in municipal securities whose interest payments vary inversely with changes in short-term tax-exempt interest rates (“inverse floaters”). Inverse floaters are derivative securities that provide leveraged exposure to underlying municipal bonds. The Fund’s investments in inverse floaters are designed to increase the Fund’s income and returns through this leveraged exposure. These investments are speculative, however, and also create the possibility that income and returns will be diminished.
The Fund may utilize the following derivatives: futures contracts, swap contracts, options on futures contracts and options on swap contracts. The Fund may use these derivatives in an attempt to manage market risk, credit risk and yield curve risk, and to manage the effective maturity or duration of securities in the Fund’s portfolio. The Fund may not use such instruments to gain exposure to a security or type of security that it would be prohibited by its investment restrictions from purchasing directly.
The Fund’s sub-adviser uses a value-oriented strategy and looks for higher-yielding and undervalued long-term municipal bonds that offer above-average total return. The sub-adviser may choose to sell municipal bonds with deteriorating credit or limited upside potential compared to other available bonds.
The Fund is primarily designed for investment by Nebraska taxpayers.